Exhibit 99.1

 Update on Strategic priorities and initiatives  Conference Call  May 30, 2019

 Safe harbor  Some of the statements made in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future results or occurrences. In some cases you can identify forward-looking statements by terminology such as “may,” “might, “will,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continues,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this are forward-looking statements.We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements.Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Additional risks and uncertainties are described more fully in “Risk Factors” in our periodic reports and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

 Update on strategic review  Commenced a thorough and comprehensive review of the portfolio with the help of a third-party strategy consulting firm in mid-MarchEvaluated the core of Acadia’s business by focusing on our portfolio strategy, determining the future shape and direction of the entire business, including the UK business line, and identifying opportunities for operational improvementReviewed preliminary findings with the Board of DirectorsFurther identification and execution of operational improvement opportunities  Process Overview  aligned Strategy to deliver enhanced shareholder return while positioning the business lines for future growth

 Acadia strategy update  CEO perspective – well-positioned and diversified leader in behavioral healthcare with plans to grow and improve operational efficiencyAcadia is a leading pure-play behavioral healthcare company in an attractive, growing and fragmented industryIdentified attractive near-term and long-term opportunities to improve results driven by an operational approach that emphasizes discipline, integration and leveraging of Acadia’s assetsBoard of Directors to explore strategic alternatives with respect to UK operations, including a potential saleWill move quickly in a disciplined way to determine whether a sale could enhance shareholder valueConfirmed numerous operational and financial opportunities to drive growth and expand marginInitiatives will be implemented concurrent with exploration of optionsIdentified and targeted areas for operational improvement in the US based on business line reviewIdentified attractive near-term, actionable opportunities to improve growth, profitability and cash flow Management team with strong operational track record focused on executing the planCapital allocation framework to identify and prioritize future opportunities Acadia’s current assets produce a significant amount of free cash flowAcadia has a large range of value creating opportunities to pursue, including organic growth, debt pay down, and targeted M&A  Comprehensive business review identified actions to drive shareholder value

 Strong platform to continue to build on    Time is right to explore strategic alternatives in the UK, including a potential saleEstablished path to improve financial performance, currently realizing positive impactCost and revenue opportunities to improve operational efficiencies and capture unrealized synergies by operating in a more standardized, integrated and disciplined wayCapital allocation framework focused on increasing returns and prioritizing best opportunities Prudent management of debt / leverage levels Targeted approach to US M&A with strict return requirements    CEO Perspective  Strong leadership across the organization and dedicated employees who are committed to providing the highest quality careSet of unique and valuable assets that are a critical part of delivering high-quality continuum of care Experienced team has executed well on growth in the US and built a diverse and difficult to replicate portfolio with leadership positions in large, fragmented and growing marketsRegardless of outcome of strategic review process, clear path to improve margins and business mix in UKLong-term opportunity to continue to build best-in-class behavioral healthcare company, and play natural role as industry consolidator  Strategic direction and focus areas

 UK Business line review & strategic priorities

 Uk Business decision  Board of Directors to explore strategic alternatives with respect to UK operations, including a potential sale, to maximize Acadia shareholder valueThe Board will evaluate a potential transaction expeditiously and ensure that any transaction maximizes shareholder valueNo guarantee that any process will result in a transaction The Company does not intend to provide further updates to the market unless or until it determines that further disclosure is necessary or appropriate Enviable position in attractive European behavioral marketClear market leader in an attractive market with strong fundamentalsBusiness model with high barriers to entryStrong asset-backed portfolioStable financial results with operational opportunities for improvementInclude near-term and long-term projectsContinue concurrent focus and actions to improve the business and maximize value  opportunity to explore sale while improving operations

 Uk Business overview  (1) Facility and bed count as of March 31, 2019.(2) Laing Buisson Mental Health Hospitals & Community Mental Health Services, UK Market Report.   Operates 370 behavioral healthcare facilities with 8,800 beds across England, Wales, Scotland, and Northern Ireland (1)  Geographic Presence  Business Highlights    Leading Behavioral Health PlayerExcellent clinical outcomes reinforce premium brand reputationComprehensive service and geographical offering across the entire care pathwayExperienced UK leadership team with infrastructure to support operational initiatives and potential growth opportunities Strong Financial ProfileDiversified revenue streams from healthcare, adult care, education/children’s services and elderly careHealthcare: 83 facilities (1), ~$620 million revenue in 2018Adult Care: 181 facilities (1), ~$200 million revenue in 2018Education and Children’s Services: 70 facilities(1), ~$190 million revenue in 2018Elderly Care: 36 facilities (1), ~$100 million revenue in 2018Strong asset-backed portfolio of owned property valued at ~$1.7 billion Margin stabilization and improvement expected over near to mid-termAttractive Industry FundamentalsLarge addressable market: ~8.7 million people currently have mental health disorders (2)NHS outsourcing is expected to continue given lack of NHS bed capacity and specialization and increasing demand for mental health services (2)Legislative support for additional mental health funding

 Identified uk business improvements  Build and retain best-in-class workforce in behavioral healthMaintain strong reputation as “great place to work”Reduce reliance on higher-cost agency laborMandated use of preferred agency vendorsIncreased recruitment supportStrengthen retention efforts across all service linesReduced management layers of organization to more quickly respond to issues  Drive sustained collaboration with NHS to deliver on Transforming Care Agenda and New Care ModelsCultivate trusted relationship with NHS to receive preferred contracts with NHS entitiesReset rate growth recently to be more in line with inflationRetool facilities to address higher acuity patients by geographyFocus on quality and expand ability to provide full continuum of careMaximize private provision across existing and new servicesUse of new sales and marketing platform   REVENUE  LABOR  Implementation of several Improvement initiatives has already begun As we evaluate our strategic alternatives

 US Business line review & strategic priorities

 (1) IBISWorld Psychiatric Hospitals in US. Figures represent patientcare for mental disorders.(2) IBISWorld Mental Health & Substance Abuse Centers in the US. Figures represent residential treatment programs for mental illness, detoxification and substance abuse, and other services for mental health and substance abuse.  US Business Overview    ACUTE BUSINESS OVERVIEWClear growth path through facility bed expansions, de novo & joint venture builds Acute services accounted for 43% of Acadia’s 2018 US revenueAcadia is a leading acute provider in fragmented market~ $15 billion market with projected growth of ~2% annually (1)Reimbursement tailwind – favorable legislation increasing coverage and funding for behavioral health services Balanced payor mix with Medicaid at 42%, Medicare at 32%, and Commercial at 26% in 2018ACUTE Patient GrowthBed expansionsDe novo buildsJV buildsOutpatientTelehealth    SPECIALTY BUSINESS OVERVIEWFocus on bed expansions while maintaining favorable payor mixSpecialty services accounted for 24% of Acadia’s 2018 US revenue~ $16 billion market with projected growth of ~4% annually (2)Coverage changes driving demand growth as more people have access to treatment Strong and diverse portfolio in fragmented marketFavorable payor mix (~65% of reimbursement from commercial) with significant in-network coverage (~80%)structural competitive advantagesHighly specialized facilities – including substance use and eating disorder treatmentConsistent high qualityNational clinical referral networkCross – referrals with acute facilitiesOutpatientTelehealth

 US Business OVerview    CTC BUSINESS OVERVIEWAdditional opportunity for growthCTC business accounted for 16% of Acadia’s 2018 US revenueLeading provider of Medication-Assisted Treatment with 125 locations with focus on delivering high-quality, comprehensive careStrong position and economics in attractive, growing market (1)Methadone treatment growth at ~4% (1)Suboxone treatment growth at ~24% (1)Leveraging base to expand treatment types, offering suboxone in existing facilitiesFavorable reimbursement trends including expanded funding in Medicaid and new coverage for MedicareSolid payor mix: ~70% Medicaid, ~20% Self-PayBusiness Line HighlightsSuccess with expansion of suboxone treatmentLargest player in opioid treatment    RTC BUSINESS OVERVIEWContinues to demonstrate consistent returnsRTC services accounted for 15% of Acadia’s 2018 US revenueResidential behavioral health programming for adolescents14 facilities in 11 states (2)Fragmented market and patient demand growing at ~8% with facilities declining ~4% per year (3)Performance varies by facility - Top performing facilities leverage relationships with State referring agencies and have strong facility management teamskey business factorsUnique, specialized programs Strong presence in existing markets but less attractive return profile for expansion into new markets   (1) National Survey of Substance Abuse Treatment Services for 2017 from the Department of Health and Human Services. (2) Facility count as of March 31, 2019.(3) National Mental Health Services Survey for 2017 from the Department of Health and Human Services.

 Significant opportunity set Across the US Portfolio  Decision-making framework for capital allocation  FACILITY EXPANSION  JOINT VENTURES  DE NOVOS  M&A  Service Line: Acute, Specialty, CTC, RTCHigh-value bed expansions at existing facilities Market growth and demand for new services drives business decision Experienced team in place to execute  Service Line: AcuteStrong local brand and existing patient streamPartner’s market share accelerates operations ramp up Ability to integrate physical and mental health services into holistic, high-quality programsPotential to leverage payor relationships and favorable rates  Service Line: Acute, CTCLocal market under-bedded, with clear indication of unmet needPayor mix and reimbursement rates favorable Broad, diversified referral source base  Service Line: Acute, Specialty, CTCEstablished business with strong local brandNew geographic market – opens access with strong existing demand and reimbursementExisting geographic market – provides synergies and complementary servicesRevenue and margin opportunities through operational improvements and bed expansions  Strategies to Enhance Topline Growth

 operational improvement program to be implemented in the us  Examples of potential improvements we can REALIZE with scale     Acadia has rapidly grown from 54 to 223 facilities in the US since 2014Over that period, we have improved operations at acquired facilities, expanding margins and improving quality Given our size, we believe additional operational improvement opportunities exist due to increased scale  Procurement  Leverage purchasing volume Optimize insource vs. outsource opportunities   Shared Services  Centralize and standardize certain back office operationsFurther expand sales and marketing platform  Contracting  Utilize centralized database for all contractsPrepare value cases to payers to support favorable ratesManaged care team to assist facilities in negotiations   Internal Referrals  Leverage treatment continuum to expand referrals across facilities       $ Opportunity / Timing  $20 – 25 million savings opportunity to be implemented over the next 2 years, including estimated costs to achieve

 Capital Allocation Framework  Capital allocation framework to enhance discipline and ensure prioritization of best investment opportunities  See slide 18 for definition of Adjusted EBITDA>Excludes transaction-related expenses and any changes in working capital.   ANNUAL CASH FLOW GENERATION      2019 Estimates  Adjusted EBITDA (1)  $610 - $630M  Less: Interest Expense  ~ $195M  Less: Cash Taxes  ~ $40M - $50M  Less: Maintenance Capital Expenditures  ~ $70M - $80M  Cash Flow before Expansion Capital Expenditures (2)  $285M - $325M  Organic Growth Investments  Fund expansions of existing facilitiesFund de novo and joint venture projects according to decision-making frameworkClear strategic rationale  Reduce Debt  Improve credit profile to a lower targeted leverageEvaluate incremental debt repayment versus returns available from organic growth investments  Targeted M&A  Behavioral market within the US remains fragmented Opportunistically pursue attractive “tuck-in” M&A in targeted markets and business linesDisciplined M&A strategy driven by longer-term business strategy and return requirementsSuccessful integration will be a key in maintaining growth and margin profile

 aligning on the path forward for growth    Solidify the CoreExplore strategic alternatives in the UK, including a potential saleImplement operational improvement plans in the US and the UKContinue to lead the industry in quality and patient outcomes  Pursue Best-in-Class Growth TrajectoryIncrease financial flexibility through de-leveragingMake selective growth investments with focused return on capital disciplineSolidify role as best-in-class pure-play behavioral healthcare company    Focus on QualityFocused on delivering high quality care and maintaining highest compliance with industry regulationsUtilizing evidenced-based practices across all treatment settings and patient populationsEmphasis on data driven decision-making to promote best practices, demonstrate results and address emerging value-based paymentsExpanding outcomes measure initiative throughout all service lines    Maintain Acadia’s Position as the Leading Pure-Play Behavioral Health Platform with Best-in-Class Operational Performance and Market Leading Growth

 Appendix

 USE OF NON-GAAP FINANCIAL MEASURES  We have included certain financial measures in this presentation, including EBITDA and Adjusted EBITDA, which is “non-GAAP financial measure” as defined under the rules and regulations promulgated by the SEC. We define EBITDA as net income adjusted for loss from discontinued operations, net of income taxes, net loss attributable to noncontrolling interests, income tax provision (benefit), net interest expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for equity-based compensation expense, cost savings synergies, debt extinguishment costs and certain other items. EBITDA and Adjusted EBITDA, as presented in this presentation, are supplemental measures of our performance and are not required by, or presented in accordance with, GAAP. EBITDA and Adjusted EBITDA are not measures of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our liquidity. Our measurements of EBITDA and Adjusted EBITDA may not be calculated similarly to, and therefore may not be comparable to, similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. We have included information concerning EBITDA and Adjusted EBITDA in this presentation because we believe that such information is used by certain investors as measures of a company’s historical performance and by securities analysts, investors and other interested parties in the evaluation of issuers of equity securities, many of which present EBITDA and adjusted EBITDA when reporting their results. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.